                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant

[_] Filed by a Party other than the Registrant

Check the appropriate box:

                                          [_] Confidential, for Use of the
[_] Preliminary Proxy Statement           Commission Only
                                          (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 MAPICS, INC.
               (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------



   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement no.:

  (3) Filing Party:

  (4) Date Filed:

                      [LOGO OF MAPICS, INC. APPEARS HERE]

                                                         December 23, 1998

Dear Shareholder:

  On behalf of the Board of Directors and management of MAPICS, Inc., I cordially invite you to the Annual Meeting of Shareholders to be held on Wednesday, February 10, 1999 at 9:00 a.m. at the Sheraton Colony Square Hotel, 188 14th Street, N.E., Atlanta, Georgia.

  At the Annual Meeting, shareholders will be asked to (a) approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 90,000,000 shares, (b) elect two directors for a three year term, (c) approve an amendment to the Company's long-term incentive plan to increase the number of shares of Common Stock available for awards under the plan from 1,000,000 to 2,000,000 shares, and (d) ratify the appointment of independent accountants. These matters are described in the accompanying Notice of Annual Meeting and Proxy Statement.

  It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by so marking the enclosed proxy card. Please then sign and date the proxy card and return it in the enclosed envelope whether or not you plan to attend the meeting. If you do attend and wish to vote in person, you may revoke your proxy at the meeting.

  If you plan to attend the meeting, please check the card in the space provided. This will assist us with meeting preparations and will enable us to expedite your admittance. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee which holds the shares to provide you with evidence of your share ownership, which will enable you to gain admission to the meeting.

                                          Sincerely,
                                          /s/ Richard C. Cook
                                          Richard C. Cook
                                          President and Chief Executive
                                           Officer

                                 MAPICS, INC.
                            5775-D GLENRIDGE DRIVE
                            ATLANTA, GEORGIA 30328

                                --------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 10, 1999

                                --------------

  NOTICE HEREBY IS GIVEN that the 1999 Annual Meeting of Shareholders of MAPICS, Inc. (the "Company") will be held at the Sheraton Colony Square Hotel, 188 14th Street, N.E., Atlanta, Georgia, on Wednesday, February 10, 1999 at 9:00 a.m. for the purposes of:

    1. Approving an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), from 50,000,000 to 90,000,000 shares;

    2. Electing two directors to serve until the 2002 Annual Meeting of Shareholders;

    3. Approving an amendment to the Company's 1998 Long-Term Incentive Plan to increase the number of shares of Common Stock available for awards thereunder from 1,000,000 to 2,000,000 shares;

    4. Ratifying the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending September 30, 1999; and

    5. Transacting such other business as properly may come before the Annual Meeting or any adjournments thereof.

  Information relating to the foregoing matters is set forth in the attached Proxy Statement. Shareholders of record at the close of business on December 14, 1998 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

                                          By Order of the Board of Directors.


                                          /s/ Martin D. Avallone
                                          Martin D. Avallone
                                          Vice President, General Counsel
                                          and Secretary

Atlanta, Georgia

December 23, 1998

  PLEASE READ THE ATTACHED PROXY STATEMENT AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY RETURNING YOUR PROXY CARD PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

                                 MAPICS, INC.

                                --------------

                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 10, 1999

  This Proxy Statement is furnished to the shareholders of MAPICS, Inc., a Georgia corporation ("MAPICS" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held on Wednesday, February 10, 1999 at 9:00 a.m. at the Sheraton Colony Square Hotel, 188 14th Street, N.E., Atlanta, Georgia.

  The approximate date on which MAPICS is first mailing this Proxy Statement and the accompanying proxy card to shareholders is December 23, 1998.

                                    VOTING

GENERAL

  The securities that can be voted at the Annual Meeting consist of (a) Common Stock of the Company, $.01 par value per share ("Common Stock"), (b) Series D Convertible Preferred Stock, $1.00 par value per share ("Series D Preferred Stock"), and (c) Series E Convertible Preferred Stock, $1.00 par value per share ("Series E Preferred Stock"). Holders of Common Stock are entitled to cast one vote for each share held on the record date on each matter submitted to the shareholders at the Annual Meeting. Holders of the Series D Preferred Stock and the Series E Preferred Stock are entitled to vote on an as converted basis with the holders of the Common Stock as a single class and are entitled to cast 10 votes for each share of Series D Preferred Stock and 10 votes for each share of Series E Preferred Stock held on the record date on each matter submitted to the shareholders at the Annual Meeting.

  The record date for the determination of shareholders who are entitled to receive notice of and to vote at the Annual Meeting has been fixed by the Board of Directors as the close of business on December 14, 1998. On the record date, 22,095,132 shares (on an as converted basis) of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

QUORUM AND VOTE REQUIRED

  For each proposal to be considered at the Annual Meeting, the presence, in person or by proxy, of a majority of the votes entitled to be cast on the proposal is necessary to constitute a quorum for action on that matter. Abstentions and votes withheld from any nominee will be considered to be "votes entitled to be cast" and therefore will be counted as present for purposes of determining the presence or absence of a quorum with regard to any proposal at the Annual Meeting. Broker non-votes will not be considered to be "votes entitled to be cast" and will not be counted as present for quorum purposes. Broker non-votes are votes that brokers holding shares of record for their customers are not permitted to cast under applicable stock exchange rules because the brokers have not received specific instructions from their customers as to certain proposals and as to which the brokers have advised the Company that they lack voting authority. Although there are no controlling precedents under Georgia law regarding the treatment of broker non-votes, the Company intends to apply the principles set forth herein.

  The following shareholder votes will be required for approval of the four proposals to be submitted by management at the Annual Meeting:

  . The proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 90,000,000 shares (Proposal 1) must be approved by a majority of the votes entitled to be cast on the proposal. Because, as noted above, abstentions will be considered to be "votes entitled to be cast" but broker non-votes will not be considered to be "votes entitled to be cast," abstentions will have the same effect as a vote against the proposal, but broker non-votes will not affect the outcome of the vote.

  . With regard to the proposal to elect two directors to serve until the 2002 Annual Meeting of Shareholders (Proposal 2), each director must each be elected by a majority of the votes represented at the Annual Meeting and entitled to be cast on the proposal. As a result, shares that are withheld from voting as to any nominee will have the same effect as a vote against the nominee, but broker non-votes will have no effect.

  . The proposal to amend the Company's 1998 Long-Term Incentive Plan to increase the number of shares of Common Stock available for awards thereunder from 1,000,000 to 2,000,000 shares (Proposal 3) must be approved by a majority of the votes represented at the Annual Meeting and entitled to be cast on the proposal . As a result, abstentions will have the same effect as a vote against the proposal, but broker non-votes will have no effect.

  . The proposal to ratify the appointment of independent accountants (Proposal 4) must be approved by a majority of the votes represented at the Annual Meeting and entitled to be cast on the proposal. As a result, abstentions will have the same effect as a vote against the proposal, but broker non-votes will have no effect.

PROXIES; OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

  The accompanying proxy card is for use at the Annual Meeting if a shareholder is unable to attend in person or is able to attend but does not wish to vote in person. Shareholders should specify their choices with regard to each proposal on the enclosed proxy card. All properly executed and dated proxy cards delivered by shareholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions given. If no specific instructions are given, the shares represented by a signed and dated proxy card will be voted "FOR" the election of the two director nominees named in Proposal 2 and "FOR" each of Proposals 1, 3 and 4.

  The Board of Directors is not aware of any other business to be presented to a vote of the shareholders at the Annual Meeting. As permitted by Rule 14a-4(c) of the Securities and Exchange Commission, the persons named as proxies on the proxy cards will have discretionary authority to vote in their judgment on any proposals presented by shareholders for consideration at the Annual Meeting that are submitted to the Company after November 11, 1998. Such proxies also will have discretionary authority to vote in their judgment upon the election of any person as a director in place of a nominee named in Proposal 2 who is unable to serve or for good cause will not serve as a director, and upon matters incident to the conduct of the Annual Meeting.

  The giving of a proxy does not affect the right to vote in person should the shareholder attend the Annual Meeting. Any shareholder who has given a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to MAPICS, Inc., 5775-D Glenridge Drive, Atlanta, Georgia 30328, Attention: Martin D. Avallone, Vice President, General Counsel and Secretary, by executing and delivering a proxy card bearing a later date to Mr. Avallone, or by voting in person at the Annual Meeting. If a shareholder will not be attending the Annual Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Annual Meeting.

  In addition to soliciting proxies directly, the Company has requested brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them. The Company also may solicit proxies through its directors, officers and employees in person and by telephone and facsimile, without payment of additional compensation to such persons. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                                STOCK OWNERSHIP

  The following table sets forth certain information as of November 1, 1998 (unless otherwise indicated) regarding the beneficial ownership of the Company's voting stock by (a) each person who is known by the Company to own more than 5% of any class of the Company's voting securities, (b) each director and nominee for director, (c) each executive officer named in the Summary Compensation Table herein and (d) all directors and executive officers as a group.

                                                            SHARES    PERCENT
                                                         BENEFICIALLY OF CLASS
NAME AND ADDRESS OF BENEFICIAL OWNER                       OWNED(1)   OWNED(1)
------------------------------------                     ------------ --------
General Atlantic Partners, LLC, William E. Ford and
 Stephen P. Reynolds(2).................................  4,010,000    17.60%
Clover Capital Management, Inc.(3)......................  1,981,545    10.55
Morgan Stanley, Dean Witter, Discover & Co.(4)..........  1,031,900     5.50
The Kaufmann Fund, Inc.(5)..............................  1,010,000     5.38
FMR Corp.(6)............................................    980,800     5.22
George A. Chamberlain 3d(7).............................    101,440        *
Richard C. Cook(8)......................................     97,000        *
Roger J. Heinen, Jr.(9).................................      5,720        *
Edward J. Kfoury(10)....................................     27,541        *
Terry H. Osborne........................................      1,296        *
H. Mitchell Watson, Jr.(11).............................     15,712        *
Thomas F. Aery(12)......................................     32,385        *
William J. Gilmour(13)..................................     28,650        *
All directors and executive officers as a group (9
 persons)(14)...........................................  4,295,315    18.65

--------
   * Less than one percent.
 (1) The named persons have sole voting and investment power with regard to all shares shown as beneficially owned by them, except as noted below. Pursuant to the rules of the Securities and Exchange Commission, the number of shares of Common Stock beneficially owned by a specified person or group includes shares issuable pursuant to convertible securities, warrants and options held by such person or group which may be converted or exercised within 60 days after November 1, 1998. Such shares are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person or group but are not deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by any other person or group.

 (2) Includes 176,058 shares of Series D Preferred Stock held by General Atlantic Partners 21, L.P. ("GAP 21"), 23,942 shares of Series D Preferred Stock and 13,681 shares of Series E Preferred Stock held by GAP Coinvestment Partners, L.P. ("GAP Coinvestment") and 86,319 shares of Series E Preferred Stock held by General Atlantic Partners 32, L.P. ("GAP 32"). Each share of Series D Preferred Stock and Series E Preferred Stock is convertible at any time into 10 shares of Common Stock. Also includes 863,190 and 136,810 shares of Common Stock underlying warrants held by GAP 32 and GAP Coinvestment, respectively. As a result of the foregoing, GAP Coinvestment, GAP 21, GAP 32 and General Atlantic Partners, LLC ("GAP LLC"), the sole general partner of GAP 21 and GAP 32 (collectively, the "GA Entities"), own beneficially 4,000,000 shares of Common Stock. On November 20, 1998, (i) GAP 21 converted 88,029 shares of Series D Preferred Stock into 880,290 shares of Common Stock, (ii) GAP Coinvestment converted 11,971 shares of Series D Preferred Stock and 6,841 shares of Series E Preferred Stock into an aggregate of 188,120 shares of Common Stock and (iii) GAP 32 converted 43,160 shares of Series E Preferred Stock into 431,600 shares of Common Stock (collectively, the "GAP Conversions"). After giving effect to the GAP Conversions, the GA Entities own beneficially 1,500,010 shares of Common Stock, 100,000 shares (80.0%) of the outstanding Series D Preferred Stock, 49,999 shares (100%) of the outstanding Series E Preferred Stock and 100% of the warrants for the purchase of a total of 1,000,000 shares of Common Stock referred to above. Mr. Ford, Mr. Reynolds, William O. Grabe, Steven A. Denning, David C. Hodgson, Peter L. Bloom, Franchon M. Smithson and J. Michael Cline (the "GA Members") are the managing members of GAP LLC and are the general partners of GAP Coinvestment. The GA Members disclaim beneficial ownership of such shares, except to the extent of each member's pecuniary interest therein. Also includes 5,000 shares of Common Stock held of record by Mr. Ford and 5,000 shares issuable to Mr. Ford upon the exercise of outstanding options. The Company expects that Mr. Ford, an incumbent director who is the designee of GAP 21, will resign from the Board of Directors promptly following the date of the Annual Meeting and that GAP 21 will designate Mr. Reynolds as a director of the Company for a term commencing on or about the date of such resignation and expiring at the 2000 Annual Meeting of Shareholders. The address of GAP LLC and Messrs. Ford and Reynolds is 3 Pickwick Plaza, Greenwich, Connecticut 06830.
 (3) According to Amendment No. 5 to Schedule 13G dated November 10, 1998. Clover Capital Management, Inc., a registered investment adviser, has shared voting and investment power with respect to all of the shares of Common Stock shown. The address of Clover Capital Management, Inc. is 11 Tobey Village Office Park, Pittsford, New York 14534.
 (4) According to Schedule 13G dated February 12, 1998. Morgan Stanley, Dean Witter, Discover & Co., a registered investment advisor, has shared voting and investment power with respect to all of the shares of Common Stock shown. The address of Morgan Stanley, Dean Witter, Discover & Co. is 1585 Broadway, New York, New York 10036.

(5) According to Amendment No. 3 to Schedule 13G dated February 17, 1998. The Kaufmann Fund, Inc., a registered investment company, has shared voting and investment power with respect to all of the shares of Common Stock shown. The address of The Kaufmann Fund, Inc. is 140 E. 45th Street, New York, New York 10017.
 (6) According to Schedule 13G dated February 14, 1998. Consists of 591,400 shares of Common Stock held by Fidelity Management & Research Company ("Fidelity"), a registered investment advisor, and 389,400 shares of Common Stock held by Fidelity Management Trust Company ("FMT"), an investment manager for various institutional accounts, each of which is a wholly-owned subsidiary of FMR Corp. FMR Corp. has sole investment power, and the Board of Trustees of the Fidelity Funds has sole voting power, with respect to the 591,400 shares of Common Stock held by Fidelity. FMR Corp. has sole voting and investment power with respect to the 389,400 shares of Common Stock held by FMT. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.
 (7) Includes 101,000 shares of Common Stock issuable upon the exercise of outstanding stock options.
 (8) Consists of 96,800 shares of Common Stock issuable upon the exercise of outstanding stock options and 200 shares of Common Stock held by Mr. Cook's wife.
 (9) Includes 5,000 shares of Common Stock issuable upon the exercise of outstanding stock options.
(10) Includes 11,950 shares of Common Stock issuable upon the exercise of outstanding stock options.
(11) Includes 5,000 shares of Common Stock issuable upon the exercise of outstanding stock options and 5,000 shares of Common Stock held by Mr. Watson's wife.
(12) Consists of 32,385 shares of Common Stock issuable upon the exercise of outstanding stock options. In November 1998, Mr. Aery exercised options for 10,000 shares of Common Stock and, immediately following such exercise, sold 9,000 of such shares of Common Stock.
(13) Includes 28,477 shares of Common Stock issuable upon the exercise of outstanding stock options.
(14) Includes 259,477 shares of Common Stock which the directors and executive officers as a group have the right to acquire upon the exercise of outstanding stock options granted under the Company's stock plans. Also includes a total of 1,000,000 shares of Common Stock underlying warrants held by GAP 32 and GAP Coinvestment and a total of 3,000,000 shares of Common Stock issuable to GAP 21, GAP 32 and GAP Coinvestment upon conversion of the Series D Preferred Stock and Series E Preferred Stock. After giving effect to the GAP Conversions on November 17, 1998, an aggregate of 1,499,990 shares of Common Stock remain issuable to GAP 21, GAP 32 and GAP Coinvestment upon conversion of the Series D Preferred Stock and Series E Preferred Stock, and GAP 21, GAP 32 and GAP Coinvestment own directly 1,500,010 shares of Common Stock.

                                  PROPOSAL 1

                 AMENDMENT OF THE ARTICLES OF INCORPORATION TO
                INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

  The Board of Directors of the Company recommends that the shareholders approve an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 90,000,000 shares. Specifically, the Company's Articles of Incorporation will be amended by deleting the first sentence of Article Two thereof and substituting the following for such sentence:

    "The corporation shall have authority, to be exercised by the Board of Directors, to issue not more than 90,000,000 shares of Common Stock, $.01 par value per share, and not more than 1,000,000 shares of Preferred Stock, $1.00 par value per share."

In all other respects, the terms and provisions of the Company's Articles of Incorporation will remain unaltered.

  As of December 14, 1998, the record date for the Annual Meeting, 20,345,142 shares of Common Stock were outstanding, 1,749,990 shares were issuable upon the conversion of outstanding shares of Preferred Stock, 1,526,309 shares were issuable upon the exercise of outstanding warrants, and 4,225,837 shares were reserved for issuance under the Company's various benefit plans, leaving only 22,152,722 shares available for issuance for other purposes. If the proposed amendment is adopted, up to 40,000,000 additional shares of Common Stock will be available for future issuance or sale without further shareholder approval. However, shareholder approval of particular transactions may at the time be required by law or by the rules or policies of any exchange or market on which shares of the Common Stock may be traded or quoted. The Common Stock is presently traded on the Nasdaq National Market.

  The Company has no present plans to issue additional shares of Common Stock, except for issuances for which shares have already been reserved. Upon approval of the proposed amendment by the shareholders, the additional shares of Common Stock would be authorized but unissued and unreserved and could be issued for various general corporate purposes including, without limitation, stock splits, stock dividends, benefit plans, financing transactions or acquisitions. The Board of Directors believes that the additional authorized Common Stock would give the Company greater flexibility by allowing the Company to issue shares of Common Stock without the expense and delay of a shareholders' meeting to authorize additional shares if and when the need arises. However, the issuance of the additional shares of Common Stock may have a dilutive effect on the Company's earnings per share and, for a shareholder that does not purchase additional shares to maintain such shareholder's pro rata interest in the Company, on such shareholder's percentage of voting power.

  In addition, the issuance of the additional shares of Common Stock authorized by the proposed amendment may render more difficult or discourage a merger, tender offer or proxy contest involving the Company, the assumption of control of the Company by the holder of a large block of the Company's securities or the removal of incumbent management. For example, the issuance of the additional shares of Common Stock could discourage a potential acquiror by (i) increasing the number of shares of Common Stock necessary to gain control of the Company; (ii) permitting the Company, through the public or private issuance of shares of Common Stock, to dilute the stock ownership of the potential acquiror; and (iii) permitting the Company to privately place shares of Common Stock with purchasers who would side with the Board of Directors in opposing a takeover bid. The proposed amendment is not being recommended in response to any specific effort of which the Company's management is aware to accumulate shares or obtain control of the Company. In addition, the proposed amendment is not part of a plan by management to adopt a series of amendments to the Company's Articles of Incorporation that have anti-takeover effects, and management does not presently intend to propose other measures in future proxy solicitations that will have anti-takeover effects.

  If the proposed amendment is approved by the shareholders, the amendment to the Articles of Incorporation will become effective upon the filing of Articles of Amendment thereto with the Secretary of State of Georgia, which will occur as soon as practicable following the approval of the proposed amendment by the shareholders. Shareholders of the Company have no dissenters' rights with respect to the proposed amendment and will have no preemptive rights in connection with the issuance of any new shares of Common Stock.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 90,000,000 SHARES.

                                  PROPOSAL 2

                             ELECTION OF DIRECTORS

NOMINEES

  Pursuant to the Company's Articles of Incorporation and Bylaws, the number of directors of the Company may not be less than three nor more than eleven, with the precise number to be determined by resolution of the Company's shareholders or Board of Directors from time to time. Currently, the Board is comprised of seven directors. The Company's Board of Directors is divided into three classes, which are as nearly equal in number as possible. The directors in each class are elected by the shareholders for a term of three years and until their successors are elected and qualified. The term of office of one of the classes of directors expires each year at the Annual Meeting of Shareholders, and a new class of directors is elected by the shareholders each year at that time.

  At the Annual Meeting, the terms of the two Class II directors, George A. Chamberlain 3d and Richard C. Cook, will expire, and the Board of Directors has nominated each of these individuals to stand for re-election as directors at the Annual Meeting. If elected by the shareholders, each of the nominees will serve a three-year term which will expire at the 2002 Annual Meeting of Shareholders. If either of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located and nominated by resolution of the Board of Directors, or by resolution thereof provide for a lesser number of directors.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RE-ELECT GEORGE A. CHAMBERLAIN 3D AND RICHARD C. COOK AS DIRECTORS OF THE COMPANY FOR A THREE-YEAR TERM EXPIRING AT THE 2002 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

  The following table sets forth certain information regarding the two nominees for director, the four incumbent directors whose terms as directors will continue following the Annual Meeting and Stephen P. Reynolds, whom the Company expects will be designated by GAP 21 as a director in place of its current designee to the Board, William E. Ford. The Company anticipates that Mr. Ford will resign from the Board of Directors promptly following the date of the Annual Meeting. Mr. Reynolds would then serve the remaining portion of Mr. Ford's term, which expires at the 2000 Annual Meeting of Shareholders.

    CLASS II DIRECTORS NOMINATED TO SERVE UNTIL THE 2002 ANNUAL MEETING OF
                                 SHAREHOLDERS

George A. Chamberlain 3d.... Mr. Chamberlain, age 63, has been a director of the Company since August 1997. Mr. Chamberlain has served as the Chief Financial Officer of Radnet, Inc., a computer software company, since September 1997. From September 1994 until July 1997, he served as the Company's Chief Financial Officer. Prior to joining the Company, Mr. Chamberlain was an Executive Vice President with Capital Technologies, Inc., a consulting and venture capital company, during 1993 and 1994. Mr. Chamberlain retired from Digital Equipment Corporation in 1992, after 23 years of service, where his last position was Vice President of Finance.

Richard C. Cook............. Mr. Cook, age 51, has been the Company's
                              President and Chief Executive Officer and a director of the Company since August 1997. From July 1996 to August 1997, Mr. Cook served as the Company's Senior Vice President and General Manager, MAPICS Business Group. From October 1994 to July 1996, he served as the Company's Vice President and General Manager, MAPICS Business Group. Mr. Cook served as the President, Chief Executive Officer and Chairman of the Board of Mapics, Inc., a former subsidiary of the Company, from February 1993 to September 1994. Mr. Cook was employed by International Business Machines Corporation ("IBM") as Director of its Atlanta Software Development Laboratory from March 1990 to February 1993 and as Director of its Corporate Computer Integrated Manufacturing Project Office from March 1988 to April 1990.

   CLASS I DIRECTORS TO SERVE UNTIL THE 2001 ANNUAL MEETING OF SHAREHOLDERS

Roger J. Heinen, Jr......... Mr. Heinen, age 47, has been a director of the
                              Company since September 1997. From January 1993 until March 1996, he served as a Senior Vice President of Microsoft Corporation. Prior thereto, he was a Senior Vice President of Apple Computer, Inc. from January 1990 until January 1993. Mr. Heinen is also a director of ANSYS, Inc., Avid Technology, Inc., Radnet, Inc. and Glassbrook, Inc.

Edward J. Kfoury............ Mr. Kfoury, age 60, has been a director of the
                              Company since May 1993. He was initially appointed to the Board of Directors of Marcam as a designee of IBM. Mr. Kfoury is no longer a designee of IBM. Mr. Kfoury served as a division President and as a Vice President of IBM until June 1, 1993, the effective date of his retirement. Mr. Kfoury is also a director of Dendrite, Inc.

  CLASS III DIRECTORS TO SERVE UNTIL THE 2000 ANNUAL MEETING OF SHAREHOLDERS

Stephen P. Reynolds......... Mr. Reynolds, age 46, is expected to be appointed to the Board of Directors on or about the date of the Annual Meeting as a designee of GAP 21 pursuant to the terms of its purchase of Series D Preferred Stock. Mr. Reynolds is a managing member of GAP LLC and has been associated with GAP LLC or its predecessors since April 1980. Mr. Reynolds is also a director of Computer Learning Centers, Inc., Brigham Exploration Company, Inc., Solo Serve Corporation and SS&C Technologies, Inc.

Terry H. Osborne............
                             Mr. Osborne, age 60, was elected a director of
                              the Company in January 1998. Mr. Osborne served as President and Chief Operating Officer of System Software Associates, Inc. ("SSA"), a computer software company, from November 1994 to October 1996, the date of his retirement. From October 1987 to November 1994, he served as SSA's General Manager and Vice President--Europe. Prior to joining SSA, he was employed by IBM in various capacities since 1961, including Vice President level positions in both the United States and Europe. Mr. Osborne is Chairman of Cimax International and is a director of Prime Response Group, Inc., Firepond Inc. Dendrite Inc. and Eyretel, Ltd.

H. Mitchell Watson, Jr..... Mr. Watson, age 61, has been a director of the
                             Company and Chairman of the Board of Directors since September 1997. Mr. Watson has served as the President of Sigma Group of America, a consulting company, since June 1992. From January 1989 until June 1992, he was President and Chief Executive Officer of Rolm Co., a joint venture of IBM and Siemen's AG. In addition, he is a retired Vice President of IBM. Mr. Watson is also a director of Praxair Inc. and Vice Chairman of Helen Keller International.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors of the Company conducts its business through meetings of the full Board and through committees of the Board, including the Audit Committee and the Compensation Committee. During the fiscal year ended September 30, 1998 ("fiscal 1998"), the Board of Directors held seven meetings, the Compensation Committee held six meetings and the Audit Committee held four meetings. Each director of the Company attended at least 75% of all meetings of the full Board of Directors and of each committee of the Board of which such director was a member.

  The Audit Committee is responsible for reviewing with the Company's independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any, consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls, approving professional services provided by the independent accountants, reviewing the independence of the independent accountants, and reviewing the range of the independent accountants' audit and nonaudit fees. The Audit Committee is comprised of William E. Ford (Chairman), George A. Chamberlain 3d, Roger J. Heinen, Jr. and H. Mitchell Watson, Jr. The Company expects that Mr. Ford, an incumbent director who is the designee of GAP 21, will resign from the Board of Directors promptly following the date of the Annual Meeting, that GAP 21 will designate Stephen P. Reynolds as a director of the Company to serve the remaining portion of Mr. Ford's term and that Mr. Reynolds will replace Mr. Ford on the Audit Committee.

  The Compensation Committee is responsible for making relevant compensation decisions of the Company and for administering and interpreting the Company's employee benefit plans, which includes, among other things, determining which directors, officers and employees will receive awards under the plans, when the awards will be granted, the type of awards to be granted, the number of shares or cash involved in each award, the time or times when any options granted will become exercisable and, subject to certain conditions, the price and duration of such options. The Compensation Committee is comprised of Edward J. Kfoury (Chairman), H. Mitchell Watson, Jr. and Terry H. Osborne.

  The Board of Directors as a whole functions as a nominating committee to select management's nominees for election to the Board. The Board of Directors will also consider nominees recommended by shareholders. For a description of requirements regarding shareholder nominations and other proposals, see "Shareholders' Proposals for 2000 Annual Meeting" and "Voting--Proxies; Other Matters That May Come Before the Annual Meeting."

DIRECTOR COMPENSATION

  As compensation for services as a director, the Company grants to each member of the Company's Board of Directors who is not an employee of the Company (a "Non-Employee Director"), upon the commencement of service as a director, a one-time grant under the Company's 1998 Non-Employee Director Stock Option Plan (the "DSOP") of an option to purchase 20,000 shares of Common Stock and thereafter an annual grant under the DSOP of an option to purchase 3,000 shares of Common Stock. Options granted under the DSOP vest 25% on each anniversary of the grant date so that on the fourth anniversary they are fully vested.

  In addition, from October 1, 1997 until January 1, 1998, Board members who were not employees received $1,000 for each Board meeting attended and for each committee meeting attended on a day other than one on which the Board of Directors met. During the remainder of fiscal 1998, Non-Employee Directors received, in lieu of such cash compensation, (a) an annual cash retainer of $3,000 and (b) $1,000 for each Board meeting or committee meeting attended (or $500 if such meeting was attended by telephone). Beginning January 1, 1999, the annual cash retainer will increase to $8,000. Effective as of February 3, 1998, the Company's shareholders adopted the 1998 Non-Employee Directors Stock Incentive Plan (the "DSIP"). Pursuant to the DSIP, Non-Employee Directors are required to take 50% of their annual retainer and meeting fees, and may elect to take the remaining 50% of their annual retainer and meeting fees, in the form of (a) Common Stock, (b) deferred rights to receive Common Stock or (c) options to acquire Common Stock.

  Under the Company's Deferred Compensation Plan for Non-Employee Directors (the "Deferred Compensation Plan"), Non-Employee Directors may elect to defer all or any part of their fees for services as a director. Pursuant to the Deferred Compensation Plan, eligible directors of the Company may elect to defer receipt of all or a specified portion of their compensation in the form of cash with an interest rate tied to United States treasury bills. The Deferred Compensation Plan provides that any director's compensation which is deferred thereunder will be paid in cash after the termination of such director's service as a director. Participating directors may elect to have such deferred compensation paid in a lump sum or in up to ten annual installments. Payment of compensation which has been deferred under the Deferred Compensation Plan commences in January of the year following the year in which service as a director terminates, except that earlier or accelerated distributions may be made in certain events of unforeseeable emergency. No directors currently have elected to participate in the Deferred Compensation Plan, and it is anticipated that the Company will terminate the Deferred Compensation Plan during fiscal 1999.

  Under the Company's current Directors as Consultants policy, the Board of Directors may, upon the request of the Company's President and Chief Executive Officer, retain its directors as consultants from time to time. The Company will pay such a consultant $3,000 per day for each day that he provides services to the Company in his capacity as a consultant or, if such services are provided for less than a full day, the Company will pay the consultant $375 for each hour that such services are provided. However, the aggregate amount of such compensation paid to any single consultant may not exceed $45,000 per year. In addition, the Company will reimburse each consultant's reasonable travel and living expenses incurred in connection with the provision of such services. During fiscal 1998, Mr. Chamberlain earned $45,000 for his services as a consultant to the Company.

  Directors who are employees of the Company receive no directors' fees. In addition, pursuant to an agreement with the Company, Messrs. Ford and Reynolds have waived any and all rights to receive all cash compensation, stock options and stock grants given to other members of the Board of Directors.

                                  PROPOSAL 3

                AMENDMENT OF THE 1998 LONG-TERM INCENTIVE PLAN
               TO INCREASE THE AVAILABLE SHARES OF COMMON STOCK

  The Company currently maintains its 1998 Long-Term Incentive Plan (the "Incentive Plan"), under which stock options and other incentive awards may be granted to employees, officers, consultants and directors of the Company. As of December 14, 1998, there were 729,200 shares remaining available for awards under the Incentive Plan. On November 4, 1998, the Board of Directors recommended that the Incentive Plan be amended, subject to the approval of the shareholders, to increase the number of shares of Common Stock available for awards under the Incentive Plan to 2,000,000, an increase of 1,000,000 shares.

  A summary of the Incentive Plan, as proposed to be amended, is set forth below. The summary is qualified in its entirety by the full text of the Incentive Plan. The Company will provide, upon request and without charge, a copy of the full text of the Incentive Plan to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to MAPICS, Inc., 5775-D Glenridge Drive, Atlanta, Georgia 30328, Attention: Martin D. Avallone, Vice President, General Counsel and Secretary.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR AWARDS THEREUNDER FROM 1,000,000 TO 2,000,000 SHARES.

GENERAL

  The purpose of the Incentive Plan is to promote the success and enhance the value of the Company by linking the personal interests of employees, officers, consultants and directors to those of the shareholders and by providing such persons with an incentive for outstanding performance. As of November 30, 1998, there were approximately 400 persons eligible to participate in the Incentive Plan.

  The Incentive Plan authorizes the granting of awards ("Awards") to employees, officers, consultants and directors of the Company or its affiliated companies in the following forms: (a) options to purchase shares of Common Stock ("Options"), which may be incentive stock options or non-qualified stock options; (b) stock appreciation rights ("SARs"); (c) performance units ("Performance Units"); (d) restricted stock ("Restricted Stock"); (e) dividend equivalents ("Dividend Equivalents"); and (f) other stock-based awards.

  Pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company may not deduct compensation in excess of $1 million paid to its chief executive officer and the four next most highly compensated executive officers of the Company. The Incentive Plan is designed to comply with Section 162(m) of the Code so that the grant of Options and SARs under the plan, and other Awards, such as Performance Units, that are conditioned on the performance goals described in Section 13.13 of the plan, will be excluded from the calculation of annual compensation for purposes of Section 162(m) of the Code and will be fully deductible by the Company.

NUMBER OF SHARES

  Subject to adjustment as provided in the Incentive Plan, the aggregate number of shares of Common Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a SAR or Performance Share) is 1,000,000, of which no more than 20% may be granted in the form of restricted or unrestricted stock awards. The aggregate number of shares available for Awards under the Plan is proposed to be increased to 2,000,000, of which no more than 20% may be granted in the form of restricted or unrestricted stock awards. The maximum number of shares of Common Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Incentive Plan to any one participant is 300,000. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by a participant (less any consideration paid by the participant for such Award) during any one calendar year under the Incentive Plan is $2,000,000.

ADMINISTRATION

  The Incentive Plan is administered by the Compensation Committee. The Compensation Committee has the power, authority and discretion to designate participants; determine the type or types of Awards to be granted to each participant and the terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Incentive Plan; and make all other decisions and determinations that may be required under, or as the Compensation Committee deems necessary or advisable to administer, the Incentive Plan.

AWARDS

  Stock Options. The Compensation Committee is authorized to grant Options, which may be incentive stock options ("ISOs") or non-qualified stock options ("NSOs"), to participants. All Options will be evidenced by a written Award Agreement between the Company and the participant, which will include such provisions as may be specified by the Compensation Committee, provided that the exercise price for any Option shall not be less than the fair market value of the underlying Common Stock as of the date of grant, and the terms of any ISO must meet the requirements of Section 422 of the Code. The Compensation Committee may provide in an Award Agreement for the automatic grant of additional Options to the participant equal to the number of shares of Common Stock, if any, surrendered in payment of the exercise price of the original Option (a "Reload Feature"). The exercise price for the new Option would be equal to the Fair Market Value of the surrendered Common Stock on the date of exercise of the original Option, and the term of the new Option would be co-extensive with the term of the original Option. During fiscal 1998, the Company did not grant any Options having a Reload Feature.

  Stock Appreciation Rights. The Compensation Committee may grant SARs to participants. Upon the exercise of a SAR, the participant has the right to receive the excess, if any, of the fair market value of one share of Common Stock on the date of exercise, over the grant price of the SAR as determined by the Compensation Committee, which will not be less than the fair market value of one share of Common Stock on the date of grant. All awards of SARs will be evidenced by an Award Agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the SAR, as determined by the Compensation Committee at the time of grant.

  Performance Units. The Compensation Committee may grant Performance Units to participants on such terms and conditions as may be selected by the Compensation Committee. The Compensation Committee will have the complete discretion to determine the number of Performance Units granted to each participant and to set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the participant.

  Restricted Stock Awards. The Compensation Committee may make awards of Restricted Stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Compensation Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends, if any, on the Restricted Stock). In May 1998, the Compensation Committee amended the Incentive Plan to include minimum vesting restrictions on awards of Restricted Stock in excess of 10% of the total shares authorized to be granted under the Incentive Plan. The Company did not grant any Restricted Stock Awards during fiscal 1998.

  Dividend Equivalents. The Compensation Committee is authorized to grant Dividend Equivalents to participants subject to such terms and conditions as may be selected by the Compensation Committee. Dividend Equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Common Stock subject to an Award, as determined by the Compensation Committee. The Compensation Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Common Stock, or otherwise reinvested.

  Other Stock-Based Awards. The Compensation Committee may, subject to limitations under applicable law, grant to participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, as deemed by the Compensation Committee to be consistent with the purposes of the Incentive Plan, including without limitation shares of Common Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, and Awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified affiliated companies of the Company. The Compensation Committee will determine the terms and conditions of any such Awards.

  Performance Goals. The Compensation Committee may determine that any Award will be determined solely on the basis of (a) the achievement by the Company or a parent or subsidiary of a specified target return, or target growth in return, on equity or on assets, (b) the Company's stock price, (c) the achievement by an individual or a business unit of the Company or a parent or subsidiary of a specified target, or target growth in, revenues, net income or earnings per share, (d) the achievement of objectively determinable goals with respect to product delivery, product quality, customer satisfaction, meeting budgets and/or retention of employees or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Compensation Committee must establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m)), and the Compensation Committee may for any reason reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

  Limitations on Transfer; Beneficiaries. No unexercised or restricted Award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an ISO, pursuant to a qualifying domestic relations order; provided, however, that the Compensation Committee may (but need not) permit other transfers where the Compensation Committee concludes that such transferability (a) does not result in accelerated taxation, (b) does not cause any Option intended to be an ISO to fail to be described in Code Section 422(b), and (c) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any Award upon the participant's death.

  Acceleration Upon Certain Events. Upon the participant's death, all outstanding Options, SARs and other Awards in the nature of rights that may be exercised will become fully exercisable and all restrictions on outstanding Awards will lapse. Upon the participant's disability, all Awards will continue to vest and will lapse in accordance with the Incentive Plan or the applicable Award Agreement. Any Options or SARs will thereafter continue or lapse in accordance with the other provisions of the Incentive Plan and the Award Agreement. In the event of a Change in Control (as defined in the Incentive
Plan) of the Company, all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully vested and all restrictions on all outstanding Awards will lapse. In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company, the Compensation Committee or the Board of Directors may, in their respective sole discretion, declare all outstanding Options, SARs and other Awards in the nature of rights that may be exercised to become fully vested and/or all restrictions on all outstanding Awards to lapse, in each case as of such date as the Compensation Committee or the Board of Directors may, in their respective sole discretion, declare, which may be on or before the consummation of such transaction or event.

TERMINATION AND AMENDMENT

  The Board or the Compensation Committee may amend, modify or terminate the Incentive Plan without shareholder approval; provided, however, that the Board or Committee may condition any amendment on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, amendment, or modification of the Incentive Plan may adversely affect any Award previously granted under the Incentive Plan, without the written consent of the participant. The Compensation Committee may amend, modify or terminate any outstanding Award without approval of the participant; provided, however, that such amendment, modification or termination may not, without the participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination; and provided further that, except as otherwise permitted in the Plan, the exercise price of any Option may not be reduced and the original term of any Option may not be extended.

CERTAIN FEDERAL INCOME TAX EFFECTS

  Non-qualified Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted NSO. However, the participant will realize ordinary income on the exercise of the NSO in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction (subject to the provisions of Section 162(m) of the Code). A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (a) the exercise price, increased by any compensation reported upon the participant's exercise of the option, and
(b) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for the applicable long-term capital gain holding period.

  Incentive Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of an ISO or the exercise thereof by the participant. If the participant holds the shares of Common Stock for the greater of two years after the date the Option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate exercise price and the amount realized upon disposition of the shares of Common Stock will constitute a capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess (if any) of the fair market value of the Common Stock purchased at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the aggregate exercise price, and the Company will be entitled to a federal income tax deduction equal to such amount (subject to the provisions of Section 162(m) of the Code). Upon exercise of an ISO, the participant may be subject to alternative minimum tax on certain items of tax preference. If an ISO is exercised at a time when it no longer qualifies as an incentive stock option, the option will be treated as an NSO.

  SARs. Under present federal income tax regulations, a participant receiving a non-discounted SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company (subject to the provisions of Section 162(m) of the Code).

  Performance Units. Under present federal income tax regulations, a participant receiving Performance Units will not recognize income and the Company will not be allowed a tax deduction at the time the Award is granted. When a participant receives payment of Performance Units, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company (subject to the provisions of Section 162(m) of the Code).

  Restricted Stock. Under present federal income tax regulations, and unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a Restricted Stock Award will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock, and the Company will be entitled to a corresponding tax deduction at that time (subject to the provisions of Section 162(m) of the Code).

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

  As of December 14, 1998, Options had been granted under the Incentive Plan to the following persons and groups and were outstanding. Any future Awards will be made at the discretion of the Compensation Committee. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the Incentive Plan in the future.

                   OPTIONS GRANTED UNDER THE INCENTIVE PLAN

                                                           NUMBER OF SECURITIES
                                                            UNDERLYING OPTIONS
NAME AND POSITION                       DOLLAR VALUE($)(1)       GRANTED
-----------------                       ------------------ --------------------
Richard C. Cook........................        --                 10,500
 President, Chief Executive Officer and
  Director Nominee
Thomas F. Aery ........................        --                  3,000
 Vice President of Worldwide Customer
  Support
William J. Gilmour ....................        --                  4,600
 Chief Financial Officer, Vice
  President of Finance and Treasurer
All Executive Officers as a Group......        --                 67,800
George A. Chamberlain 3d ..............        --                    --
 Director Nominee
All Non-Employee Directors as a Group
 (including the above).................        --                    --
All Employees (other than Executive
 Officers) as a Group..................        --                203,000

--------

(1) As of December 14, 1998, the Options are assumed to have no value because the weighted average exercise price for each individual and group of individuals exceeded the closing price of $17.50 per share of Common Stock on the Nasdaq National Market.

                            EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

  The following table sets forth the compensation earned by (a) each person who served as the Chief Executive Officer of the Company during any part of the fiscal year ended September 30, 1998, (b) each other executive officer of the Company who served as an executive officer at September 30, 1998 and whose annual compensation and bonus was $100,000 or more and (c) any person for whom disclosure would have been provided pursuant to clause (b) but for the fact that the person did not serve as an executive officer at September 30, 1998 (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                           LONG-TERM
                                           ANNUAL         COMPENSATION
                                       COMPENSATION(1)       AWARDS
                                    --------------------- ------------
                                                           SECURITIES
                             FISCAL                        UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR  SALARY($) BONUS($)(2)  OPTIONS(#)  COMPENSATION($)(3)
---------------------------  ------ --------- ----------- ------------ ------------------
Richard C. Cook(4).......     1998  $201,690   $311,443      10,500          $4,926
 President and Chief
  Executive                   1997   167,649    156,734     176,600           4,611
 Officer                      1996   162,437    189,801          --           3,018
Thomas F. Aery(5)........     1998   111,690     75,250       3,000           4,926
 Vice President of
  Worldwide Customer          1997   110,418     62,577      72,192           4,534
 Support                      1996    99,875     41,054       5,000           4,424
William J. Gilmour(6) ...     1998   110,000    114,121       4,600           4,926
 Chief Financial Officer,
  Vice President of           1997    96,538     44,427      99,160           5,547
 Finance and Treasurer        1996    78,678     23,954       1,000           1,665

--------
(1) The annual compensation data exclude perquisites the aggregate annual amount of which for each officer was less than 10% of his total reported salary and bonus.
(2) The data reflect bonuses earned in a fiscal year, even if payment occurred in the subsequent fiscal year.
(3) Consists of matching contributions made by the Company to the Company's 401(k) Plan based on a percentage of the individual's contributions to the 401(k) Plan and amounts paid by the Company on behalf of the Named Executive Officers in connection with the Company's group life insurance policy.
(4) Mr. Cook served as Senior Vice President and General Manager, MAPICS Business Group of the Company from October 1994 until July 1997, when he was elected as the Company's President and Chief Executive Officer.
(5) Mr. Aery served as Vice President of Customer Support, MAPICS Business Group of the Company from May 1995 until July 1997, when he was elected as the Company's Vice President of Worldwide Customer Support.
(6) Mr. Gilmour served as Controller, MAPICS Business Group of the Company from October 1994 until July 1997, when he was elected as the Company's Chief Financial Officer, Vice President of Finance and Treasurer.

EMPLOYMENT AGREEMENTS

  The Company is party to (a) a Change of Control Employment Agreement dated as of March 24, 1998 with Richard C. Cook, (b) a Change of Control Employment Agreement dated as of March 31, 1998 with Thomas F. Aery and (c) a Change of Control Employment Agreement dated as of March 31, 1998 with William J. Gilmour (collectively, the "Change of Control Agreements"). Messrs. Cook, Aery and Gilmour are collectively referred to below as the "Executives."

  Each Executive's Change of Control Agreement provides that if a Change of Control (as defined below) occurs during the Change of Control Period (as defined below), the Company will employ the Executive from the date of the Change of Control (the "Effective Date") until the third anniversary thereof (the "Employment Period") on the terms set forth in the Change of Control Agreement. "Change of Control" is generally defined to mean: (a) subject to certain exceptions, the acquisition by any individual, entity or group of beneficial ownership of 25% or more of the combined voting power of the outstanding voting securities of the Company entitled to vote in the election of directors; (b) subject to certain exceptions, if the individuals who constitute the Board of Directors as of the date of the Change of Control Agreements cease to constitute at least a majority of the Board; (c) the consummation of certain reorganizations, mergers or consolidations or sales or other dispositions of all or substantially all of the Company's assets; or (d) the approval by the Company's shareholders of a complete liquidation or dissolution of the Company. "Change of Control Period" is generally defined to mean the period commencing on the date of each Change of Control Agreement and ending three years thereafter, provided that on each anniversary of a Change of Control Agreement, the "Change of Control Period" for each Executive is automatically extended so as to terminate three years after such anniversary, unless the Company provides timely notice to the Executive that no such extension shall occur.

  In exchange for an Executive's services under his Change of Control Agreement, during the Employment Period, the Executive will: (a) receive an annual base salary, which shall be paid at a monthly rate, at least equal to 12 times the highest monthly base salary paid or payable to him by the Company during the twelve month period prior to the Effective Date ("Annual Base Salary"); (b) be awarded an annual cash bonus at least equal to his highest annual bonus for the last three full fiscal years prior to the Effective Date ("Annual Bonus"); and (c) be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs provided by the Company, and the Executive and his family will be eligible for and receive all benefits under all welfare benefit plans, practices, policies and programs provided by the Company ("Welfare Benefits"), in each case that are applicable to other peer executives of the Company. In addition, subject to certain limitations, the Change of Control Agreements of Messrs. Cook and Gilmour provide that if a payment by the Company to or for the benefit of Mr. Cook or Mr. Gilmour would be subject to the excise tax imposed by Section 4999 of the Code, then Mr. Cook or Mr. Gilmour, as the case may be, will be entitled to receive an additional payment in an amount such that after payment by him of all taxes (including, without limitation, such excise tax, income taxes and interest and penalties payable in connection therewith), he will retain an amount of such additional payment equal to such excise tax.

  During the Employment Period, each Executive's employment will terminate upon his death or disability, may be terminated by the Company with or without Cause (as defined in his Employment Agreement) and may be terminated by such Executive for Good Reason (as defined in his Employment Agreement) or for no reason. If, during the Employment Period, an Executive's employment is terminated by the Company other than for Cause or disability, or an Executive terminates his employment for Good Reason, then: (a) the Executive will receive a lump sum cash payment equal to the sum of (1) to the extent unpaid, the Executive's Annual Base Salary through the date of termination, (2) the product of (x) the Executive's Annual Bonus for the most recently completed fiscal year during the Employment Period ("Most Recent Bonus") and (y) a fraction, the numerator of which is the number of days in the then current fiscal year through the date of termination and the denominator of which is 365, (3) to the extent unpaid, any compensation previously deferred by the Executive and any accrued vacation pay (collectively, "Accrued Obligations") and (4) for Mr. Aery, two and one-half times the sum of his Annual Base Salary and Most Recent Bonus, and for Messrs. Cook and Gilmour, three times the sum of their respective Annual Base Salary and Most Recent Bonus; (b) for three years after the date of termination or such longer period specified in the applicable plan or program, the Company will continue to provide the Welfare Benefits to the Executive and his family, subject to certain limitations; and
(c) the Company will pay or provide any other amounts or benefits required to be paid or provided to the Executive under any plan, program, policy, practice or contract of the Company ("Other Benefits"). However, each Executive will forfeit his right to receive, or shall repay, the lump sum payment referred to in clause (a)(4) above if, at any time during two years after the date on which his employment terminates, he violates the post-employment restrictive covenants described in the next paragraph. If, during the Employment Period:
(i) an Executive's employment is terminated for Cause, the Company will be obligated to pay the Executive's Annual Base Salary through the termination date, the amount of any deferred compensation owing to the Executive and the Executive's Other Benefits; (ii) an Executive voluntarily terminates his employment other than for Good Reason, the Company will be obligated to pay the Executive his Accrued Obligations and provide his Other Benefits; or (iii) an Executive shall die or become disabled, the Company will be obligated to pay the Executive or his estate a lump sum payment for the Executive's Accrued Obligations and shall provide the Executive's Other Benefits. In addition, each Executive's Change of Control Agreement provides that the Executive is not required to seek other employment or take other actions to mitigate amounts payable thereunder, and such amounts will not be reduced if the Executive obtains other employment following the termination of his employment with the Company.

  Each Executive's Change of Control Agreement further provides that during the two year period following the termination of the Executive's employment, subject to certain limitations, the Executive may not disclose or otherwise use the Company's confidential information, solicit or induce an employee of the Company to terminate his employment to enter into employment with another person, solicit the Company's customers for the purpose of selling services to such customers which compete with the services offered by the Company or engage in the provision of services within the State of Georgia which compete with the services offered by the Company.

OPTION GRANTS

  The following table provides information with regard to stock option grants to the Named Executive Officers pursuant to the Incentive Plan during fiscal 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                       PERCENT OF
                                         TOTAL                        POTENTIAL REALIZABLE VALUE
                           NUMBER OF    OPTIONS                         AT ASSUMED ANNUAL RATES
                          SECURITIES   GRANTED TO EXERCISE            OF STOCK PRICE APPRECIATION
                          UNDERLYING   EMPLOYEES  OR BASE                 FOR OPTION TERM(3)
                            OPTIONS    IN FISCAL   PRICE   EXPIRATION ----------------------------
NAME                     GRANTED(#)(1)  YEAR(2)    ($/SH)     DATE        5%($)        10%($)
----                     ------------- ---------- -------- ---------- ------------- --------------
Richard C. Cook.........    10,500        3.46%    $18.00  3/31/2008  $     118,861 $     301,217
Thomas F. Aery..........     3,000        0.99      18.00  3/31/2008         33,960        86,063
William J. Gilmour......     4,600        1.52      18.00  3/31/2008         52,072       131,961

--------
(1) The indicated options expire ten years from the date of grant and become exercisable at the rate of 25% per year, beginning on the first anniversary of the grant date.
(2) Options to purchase a total of 303,100 shares of Common Stock were granted to employees in fiscal 1998 under the Company's 1994 Stock Plan and the Incentive Plan, the purpose of which is to provide incentive to, and to retain, key employees who are in a position to make significant contributions to the Company.
(3) Amounts reported in these columns represent hypothetical amounts that may be realized upon exercise of options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of the Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercises and the future performance of the Common Stock. There can be no assurances that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals. This table does not take into account any appreciation of the price of the Common Stock from the date of grant to the current date.

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

  The following table sets forth information regarding (a) the number of shares of Common Stock received upon exercise of options by the Named Executive Officers during fiscal 1998, (b) the net value realized upon such exercise, (c) the number of unexercised options held at September 30, 1998 and
(d) the aggregate dollar value of unexercised options held at September 30, 1998.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

                                                                                        VALUE OF
                                                                                       UNEXERCISED
                                                    NUMBER OF SECURITIES UNDER-       IN-THE-MONEY
                             SHARES                  LYING UNEXERCISED OPTIONS         OPTIONS AT
                            ACQUIRED       VALUE     AT SEPTEMBER 30, 1998(#)   SEPTEMBER 30, 1998($)(1)
NAME                     ON EXERCISE(#) REALIZED($)  EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
----                     -------------- ----------- --------------------------- -------------------------
Richard C. Cook.........      --            --            93,000/150,100          $1,216,347/$1,774,887
Thomas F. Aery..........      --            --             28,086/58,189                352,851/690,545
William J. Gilmour......      --            --             27,782/79,340                336,149/926,087

--------
(1) Value realized is equal to the difference between the option exercise price and the closing sale price of $22 1/16 per share of Common Stock on the Nasdaq National Market on September 30, 1998 multiplied by the number of shares underlying the option.

LONG-TERM INCENTIVE PLAN AWARDS

  During fiscal 1998, the Company provided long-term incentive compensation to its senior executives pursuant to its Executive Growth Plan, which provides for grants of Performance Units and stock options under the Incentive Plan. The following table provides information with regard to the grants of Performance Units to the Named Executive Officers. For information with regard to the grants of stock options to the Named Executive Officers and for a description of the Company's Executive Growth Plan, see "--Option Grants" and "Report of the Compensation Committee of the Board of Directors--Executive Compensation Program--Long-Term Incentive Pay," respectively.

             LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

                                           PERFORMANCE       ESTIMATED FUTURE PAYOUTS UNDER
                           NUMBER OF        OR OTHER         NON-STOCK PRICE-BASED PLANS(2)
                         SHARES, UNITS    PERIOD UNTIL     ----------------------------------
                           OR OTHER       MATURATION OR    THRESHOLD TARGET EXCELLENT MAXIMUM
NAME                        RIGHTS           PAYOUT           (#)     (#)      (#)      (#)
----                     ------------- ------------------- --------- ------ --------- -------
Richard C. Cook.........       (1)     10/1/97 - 9/30/2000   7,097   14,193  21,290   42,579
Thomas F. Aery..........       (1)     10/1/97 - 9/30/2000   1,996    3,992   5,988   11,976
William J. Gilmour......       (1)     10/1/97 - 9/30/2000   3,105    6,209   9,314   18,627

--------
(1) Under the Executive Growth Plan, Performance Units represent the right to receive a number of shares of Common Stock which will be determined by the cumulative growth in the Company's earnings per share ("EPS") during the performance period. The terms of the indicated Performance Units vary based on the provisions of each grantee's award agreement.
(2) Payouts are in shares of Common Stock. If, at the end of the performance period, cumulative EPS growth is greater than the level which would result in a threshold payout and less than the level which would result in a maximum payout but is not precisely equal to the target or excellent payout levels, the number of shares of Common Stock to be received by a grantee of Performance Units will be determined by interpolation between the two closest specified payout levels on a straight line basis.

                     REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

INTRODUCTION

  The Compensation Committee is responsible for developing the Company's executive compensation policies and advising the Board of Directors with respect to such policies. The members of the Committee are Edward J. Kfoury (Chairman), H. Mitchell Watson, Jr. and Terry H. Osborne. William E. Ford served on the Compensation Committee until January 1, 1998, when he was replaced by Mr. Osborne.

EXECUTIVE COMPENSATION PROGRAM

  The Company's executive compensation program for fiscal 1998 was designed to
(a) attract and retain a highly qualified and motivated management team, (b) reward individual performance, and (c) link the interests of the senior executives directly with those of shareholders through the use of Company stock options and Performance Units as a compensation vehicle. The program consists of three elements: salary (base pay); annual variable incentive pay (cash bonus); and long-term incentive pay (stock options and Performance Units). This program applies to the Company's key management personnel, including the Chief Executive Officer. All of the Company's executives also are eligible for employee benefits offered to all Company employees, including life, health, disability and dental insurance and the Company's savings plan and employee stock purchase plan.

  Salary. Base salary of top management for fiscal 1998 was set by the Compensation Committee prior to the Distribution after review of salary levels in the software industry for various executive positions. The Compensation Committee reviewed salary information presented in independent surveys as a guide for setting salaries for the Company's top management positions.

  Annual Incentive Pay. Annual incentive pay in the form of cash bonuses for executive officers of the Company in fiscal 1998 was based on a combination of the Company's financial performance and the achievement of other individual or group performance factors. Following the Distribution, the Compensation Committee established the bonus criteria, targets and formulas for determining annual incentive pay after reviewing similar information presented in independent surveys. The Compensation Committee's review ranged from broad-based overviews of the entire software industry to information regarding entities more similar to the Company: software companies with over $50 million in revenue. "Median" levels were used as a guide for setting annual incentive pay for the Company's top management positions, based on such comparative information. During fiscal 1998 incentive pay was payable only if performance exceeded 85% of targeted levels. From 85% to 100% of targeted performance, the executive received an amount ranging from 5% to 10% of the budgeted amount for each 1% of performance achieved. For performance exceeding 100%, the executive received an amount ranging from 5% to 8% of the budgeted amount for each 1% increase in performance. Incentive pay received by all executives for fiscal 1998 ranged from $23,547 to $311,443.

  Long-Term Incentive Pay. Long-term incentive pay is provided through the Company's Executive Growth Plan, which is a multi-year incentive program for senior executives of the Company. For each participant, the Compensation Committee establishes an annual long-term incentive compensation amount based on publicly available comparative data. The Executive Growth Plan consists of two components: stock options and Performance Units.

     Stock Options. Stock options are granted annually to participants in the Executive Growth Plan. Such options are granted under the Incentive Plan, have an exercise price equal to the fair market value of the underlying stock on the date of grant, vest in 25% increments over four years, and have a ten-year term.

     Performance Units. Performance Units represent the right to receive shares of Common Stock at the end of the performance period based on the attainment of targeted cumulative growth in earnings per share ("EPS"). Such Performance Units are designed to reward senior executives for achievement of long-term financial objectives, such as increasing long-term shareholder value, and to provide a means of increasing Company stock ownership by senior executives. For each performance period, each participant is assigned a target performance share award, expressed in terms of a number of shares. Participants can earn from 50%, at threshold, to 300%, at maximum, of their target awards based on cumulative growth in EPS during the performance period. Performance below threshold will earn 0%. The initial performance period for the Executive Growth Plan is October 1, 1997 through September 30, 2000, for which Performance Units were granted on April 1, 1998. For such performance period, the achievement of a specified level of cumulative EPS growth would result in payout at the threshold (50%), target (100%), excellent (150%) or maximum (300%) award level, in each case depending on the actual cumulative EPS growth. If, at the end of the performance period, cumulative EPS growth is greater than the level which would result in a threshold payout and less than the level which would result in a maximum payout, but is not precisely equal to the target or excellent payout levels, the number of shares of Common Stock to be received by a grantee of Performance Units will be determined by interpolation between the two closest specified payout levels on a straight line basis. The Compensation Committee may institute additional performance periods from time to time. If additional performance periods are instituted, new performance goals will be set at the beginning of such new periods.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

  Richard C. Cook served as Chief Executive Officer and President of the Company during fiscal 1998. Mr. Cook's fiscal 1998 base salary was $200,000. Based on the Company's financial performance in fiscal 1998, including exceeding targeted EPS, Mr. Cook earned an annual incentive bonus of $311,443 (which represented 195% of his target annual incentive pay). As a participant in the Executive Growth Plan, Mr. Cook was granted an option to purchase 10,500 shares of Common Stock and a target award of 14,193 Performance Units. The level of the various components of Mr. Cook's compensation were based upon the comparative information reviewed by the Compensation Committee as described above. Mr. Cook's total compensation for fiscal 1998 is provided in detail in the Summary Compensation Table set forth above.

POLICY WITH RESPECT TO DEDUCTIBILITY OF COMPENSATION EXPENSE

  Section 162(m) of the Code limits the tax deduction that the Company may take with respect to the compensation of certain executive officers, unless the compensation is "performance based" as defined in the Code. The Incentive Plan is designed to comply with Internal Revenue Service requirements for deductibility of performance-based compensation.

CONCLUSION

  The Company's executive compensation program described above is designed to closely link pay with performance and the creation of shareholder value. If the Company reaches targeted performance levels, the Company's executives will be compensated at "median levels" for comparable companies. If the Company's performance exceeds targeted levels, executive compensation will exceed such "median levels." The Compensation Committee believes that the program has been and will continue to be successful in supporting the Company's financial, growth and other business objectives.

COMMITTEE MEMBERS:

  Edward J. Kfoury
  H. Mitchell Watson, Jr.
  Terry H. Osborne

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

  During fiscal 1998, Edward J. Kfoury (Chairman), H. Mitchell Watson, Jr., Terry H. Osborne and William E. Ford, all Non-Employee Directors, served on the Compensation Committee. Mr. Ford served on the Compensation Committee until January 1, 1998, when he was replaced as a member by Mr. Osborne.

  The Company expects that Mr. Ford, an incumbent director who is the designee of GAP 21, will resign from the Board of Directors promptly following the date of the Annual Meeting and that GAP 21 will designate Stephen P. Reynolds as a director of the Company to serve the remaining portion of Mr. Ford's term, which expires at the 2000 Annual Meeting of Shareholders. Messrs. Ford and Reynolds are managing members of GAP LLC, which is the sole general partner of GAP 21 and GAP 32, and have shared voting and investment control with the other managing members of GAP LLC over securities held by GAP Coinvestment. After giving effect to the GAP Conversions (as defined in "Stock Ownership"), the GA Entities (as defined in "Stock Ownership") own beneficially 1,500,010 shares of Common Stock, and GAP 21 and GAP Coinvestment together own 100,000 shares of the Series D Preferred Stock, which represents 80.0% of the outstanding shares of Series D Preferred Stock. The Northwestern Mutual Life Insurance Company owns 25,000 additional outstanding shares of Series D Preferred Stock. Additionally, following the GAP Conversions, GAP 32 and GAP Coinvestment together own 49,999 shares of Series E Preferred Stock and hold warrants which entitle GAP 32 and GAP Coinvestment to acquire 1,000,000 shares of Common Stock. Each share of Series D Preferred Stock and each share of Series E Preferred Stock is currently convertible at any time into 10 shares of Common Stock, subject to adjustment in the event of a subdivision or combination of the Common Stock or certain reorganizations or reclassifications of the capital stock of the Company. The warrants are exercisable at any time on or before July 23, 2003 at an exercise price of $11.53 per share of Common Stock.

  As long as the GA Entities (together with their affiliates) own in the aggregate shares of Common Stock, Series D Preferred Stock, Series E Preferred Stock or other securities of the Company convertible into or exchangeable for shares of voting capital stock of the Company that represent at least 10% of the total number of shares of Common Stock outstanding on an as converted basis, the GA Entities will be entitled to elect, or designate one person for election as, a director of the Company. Pursuant to the Company's Articles of Incorporation, the holders of the Series D Preferred Stock, voting as a separate group, are entitled to elect one director if, in addition to meeting the 10% voting stock ownership requirement specified above, GAP 21 and GAP Coinvestment (together with their affiliates, including GAP 32) own in the aggregate at least a majority of the outstanding shares of Series D Preferred Stock. Further, if GAP 32 and GAP Coinvestment (together with their affiliates, including GAP 21) own (a) less than a majority of the outstanding shares of Series D Preferred Stock, (b) at least a majority of the outstanding shares of Series E Preferred Stock and (c) in the aggregate shares of Common Stock, Series D Preferred Stock, Series E Preferred Stock or other securities of the Company convertible into or exchangeable for shares of voting capital stock of the Company that represent at least 10% of the total number of shares of Common Stock outstanding on an as converted basis, the holders of the Series E Preferred Stock, voting as a separate group, are entitled to elect one director of the Company. Finally, if GAP 21 and GAP Coinvestment (together with their affiliates, including GAP 32) own (x) less than a majority of the outstanding shares of Series D Preferred Stock and (y) in the aggregate shares of Common Stock, Series D Preferred Stock, Series E Preferred Stock or other securities of the Company convertible into or exchangeable for shares of voting capital stock of the Company that represent at least 10% of the total number of shares of Common Stock outstanding on an as converted basis, GAP 21 will be entitled to designate one person for election as a director of the Company.

  Because GAP 21 and GAP Coinvestment currently own an aggregate of 100,000 shares of Series D Preferred Stock representing 80.0% of the outstanding shares of Series D Preferred Stock, the holders of the Series D Preferred Stock, voting as a separate group, currently have the right to elect one director, and the holders of the Series E Preferred Stock, voting as a separate series, do not currently have the right to elect a director. In 1997, the holders of the Series D Preferred Stock, voting as a separate group, elected Mr. Ford, a managing member of GAP LLC, as GAP 21's designee and a Class III director. As noted above, the Company expects that promptly following the date of the Annual Meeting, Mr. Reynolds, also a managing member of GAP LLC, will replace Mr. Ford as GAP 21's designee and a Class III director. Holders of the Series D Preferred Stock and the Series E Preferred Stock also are entitled to vote together with all other classes of stock of the Company, voting together as a single class, with respect to the election of all the other directors of the Company. GAP 21's designee is required to waive any rights to compensation and relinquish any compensation received in connection with the designee's Board membership.

                           STOCK PERFORMANCE GRAPHS

  The following performance graph and accompanying table compare the shareholders' cumulative return on the Common Stock from September 30, 1993 to September 30, 1998 with the cumulative total return of the Nasdaq Stock Market Index (U.S.) (the "NSMI") and the Nasdaq Computer and Data Processing Index (the "NCDPI") over the same period.(/1/) The comparative data assumes $100.00 was invested on September 30, 1993 in the Common Stock and in each of the indices referred to above and assumes that dividends, if any, were reinvested. However, the performance graph and table do not reflect the dividend of one share of common stock of Marcam Solutions, Inc. for every two shares of Common Stock of the Company which was distributed to the Company's shareholders on July 29, 1997 (the "Distribution").



                             [GRAPH APPEARS HERE]


                           1993   1994   1995   1996   1997   1998
                           ----   ----   ----   ----   ----   ----
The Company                $100   $ 78   $123   $ 97   $164   $278
Nasdaq Stock
 Market Index              $100   $101   $139   $165   $227   $232
Nasdaq Computer and
 Data Processing
 Index (U.S.)              $100   $111   $178   $221   $299   $390

  The following performance graph and accompanying table compare the shareholders' cumulative return on the Common Stock from July 29, 1997, the date of the Distribution, to September 30, 1998 with the cumulative total return of the NSMI and the NCDPI over the same period.(/1/) The comparative data assumes $100.00 was invested on July 29, 1997 in the Common Stock and in each of the indices referred to above and assumes that dividends, if any, were reinvested.



                             [GRAPH APPEARS HERE]


                      July 29, 1997  September 30, 1997  September 30, 1998
                      -------------  ------------------  ------------------
The Company                $100              $130                $222
Nasdaq Stock
Market Index               $100              $106                $108
Nasdaq Computer and
 Data Processing
 Index (U.S.)              $100              $ 99                $129
----------

--------
(1) The stock price performance shown in the two tables set forth above is not necessarily indicative of future stock price performance. Information used in the tables was obtained from the Nasdaq Stock Market, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require the Company's directors and executive officers and any persons who beneficially own more than 10% of the Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of the Common Stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Directors, executive officers and persons beneficially owning more than 10% of the Common Stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required of those persons, the Company believes that during fiscal 1998, all of its directors, executive officers and beneficial owners of more than 10% of the Common Stock complied with applicable Section 16(a) filing requirements.

                                  PROPOSAL 4

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP to serve as independent accountants of the Company for the fiscal year ending September 30, 1999. The Board has directed that such appointment be submitted to the shareholders of the Company for ratification at the Annual Meeting. PricewaterhouseCoopers LLP has served as independent accountants of the Company since 1995 and is considered by management of the Company to be well qualified. If the shareholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Board of Directors will reconsider the appointment.

  Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999.

                SHAREHOLDERS' PROPOSALS FOR 2000 ANNUAL MEETING

  Nominations by shareholders for director elections and other proposals of shareholders intended to be presented at the 2000 Annual Meeting of Shareholders, together with certain related information specified in Rule 14a-8 of the Securities and Exchange Commission, must be submitted in writing to the Company on or before August 24, 1999 in order for such matters to be included in the Company's proxy materials for the 2000 Annual Meeting of Shareholders. Nominations and other proposals of shareholders that are submitted to the Company after such date may be excluded from the Company's proxy materials for the 2000 Annual Meeting of Shareholders and will otherwise be subject to Rule 14a-4(c) of the Securities and Exchange Commission. See "Voting--Proxies; Other Matters That May Come Before the Annual Meeting." All nominations, proposals and related information with regard to the 2000 Annual Meeting of Shareholders should be submitted by certified mail, return receipt requested, to MAPICS, Inc., 5775-D Glenridge Drive, Atlanta, Georgia 30328,
Attention: Martin D. Avallone, Vice President, General Counsel and Secretary.

                                          By Order of the Board of Directors.


                                          /s/ Martin D. Avallone
                                          Martin D. Avallone
                                          Vice President, General Counsel and
                                           Secretary

Atlanta, Georgia

December 23, 1998

                                --------------

  The Company's 1998 Annual Report and the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, which includes audited financial statements, have been mailed to shareholders of the Company with these proxy materials. Such materials do not form any part of the material for the solicitation of proxies.

                       [LOGO OF MAPICS,INC. APPEARS HERE]

                                     PROXY

                                  MAPICS, Inc.

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                      1999 ANNUAL MEETING OF SHAREHOLDERS


The undersigned hereby appoints Martin D. Avallone and William J. Gilmour, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of MAPICS, Inc. (the "Company") which the undersigned is entitled to vote at the 1999 Annual Meeting of Shareholders of the Company, to be held at the Sheraton Colony Square Hotel, 188 14th Street, N.E., Atlanta, Georgia on Wednesday, February 10, 1999 at 9:00 a.m., local time, and at any adjournments thereof, as indicated below and subject to the conditions specified below.

THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE PROXIES "FOR" THE ELECTION OF THE TWO NOMINEES NAMED IN PROPOSAL 2 AND "FOR" PROPOSALS 1, 3, AND
4. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting. However, the proxies hereby are authorized to vote in their discretion on any matters subsequently presented for a vote of the shareholders at the Annual Meeting, as well as on the election of any person as a director if a director nominee named in Proposal 2 is unable to serve or for good cause will not serve and on matters incident to the conduct of the Annual Meeting.

If the undersigned notifies the Secretary of the Company at or prior to the Annual Meeting or any adjournments thereof of the decision of the undersigned to withdraw this proxy card, then the power of said proxies shall be deemed terminated and of no further force and effect. If the undersigned withdraws this proxy card in the manner described above and prior to the Annual Meeting or any adjournments thereof does not submit a duly executed and subsequently dated proxy card to the Company, the undersigned may vote in person at the Annual Meeting all shares of Common Stock of the Company owned by the undersigned as of the record date, December 14, 1998.

 [SEE              CONTINUED AND TO BE SIGNED ON REVERSE SIDE           [SEE
REVERSE                                                                REVERSE
 SIDE]                                                                  SIDE]

                                   PROPOSALS


1. The approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 50,000,000 to 90,000,000 shares.

2. The election of George A. Chamberlain 3d and Richard C. Cook as Class II directors to serve until the 2002 Annual Meeting of Shareholders and until their successors are elected and qualified.

    INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NAME ON THE LINE NEXT TO THAT BOX.

3. The approval of an amendment to the Company's 1998 Long Term Incentive Plan to increase the number of shares of Common Stock available for awards thereunder from 1,000,000 to 2,000,000 shares.

4. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending September 30, 1999.


                                  DETACH HERE
[X]  Please mark
     votes as in this
     example.

              FOR   AGAINST   ABSTAIN                  FOR    WITHHELD                 FOR    AGAINST   ABSTAIN
             -----   -----     -----                  -----    -----                  -----    -----     -----
PROPOSAL 1  |     | |     |   |     |    PROPOSAL 2  |     |  |     |     PROPOSAL 3 |     |  |     |   |     |
             -----   -----     -----                  -----    -----                  -----    -----     -----
                                      FOR ALL
                                       EXCEPT
---------------------------           -------                                         -----    -----     -----
|      SEE ABOVE FOR       |         |       |                            Proposal 4 |     |  |     |   |     |
| EXPLANATION OF PROPOSALS |         |       |                                        -----    -----     -----
---------------------------           -------    ----------------------

   THE BOARD OF DIRECTORS
RECOMMENDS A VOTE "FOR" EACH OF
   THE LISTED PROPOSALS.

                                                                            -----                                     ----
                                             MARK HERE FOR ADDRESS         |     |        MARK HERE IF YOU PLAN TO   |    |
                                             CHANGE AND NOTE AT LEFT        -----         ATTEND THE MEETING          ----


                                                                                 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                                                                                 CARD IN THE ENCLOSED PREPAID ENVELOPE.

                                                                                 Please sign exactly as your name appears on this
                                                                                 proxy card. When shares are held jointly, both
                                                                                 holders should sign. When signing as attorney,
                                                                                 executor, administrator, trustee or guardian,
                                                                                 please give your full title. If the holder is a
                                                                                 corporation or a partnership, the full corporate or
                                                                                 partnership name should be signed by a duly
                                                                                 authorized officer.


                                                                  Signature
                                                                  (if shares
Signature:                                     Date:              held jointly):                                    Date:
          -----------------------------------        -----------                 ---------------------------------        ----------


                                                      Exhibit to Proxy Statement

                                  MAPICS, INC.
                         1998 LONG-TERM INCENTIVE PLAN
                     (as amended by Amendment Nos. 1 and 2)


                                   ARTICLE I
                                    PURPOSE

     1.1  GENERAL.  The purpose of the MAPICS, Inc. 1998 Long-Term Incentive
          -------
Plan (the "Plan") is to promote the success, and enhance the value, of MAPICS, Inc. (the "Corporation"), by linking the personal interests of its employees, officers, consultants and directors to those of Corporation stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of employees, officers, consultants and directors upon whose judgment, interest, and special effort the successful conduct of the Corporation's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, consultants and directors.

                                   ARTICLE 2
                                 EFFECTIVE DATE

     2.1  EFFECTIVE DATE.  The Plan shall be effective as of the date upon which
          --------------
it shall be approved by the Board. However, the Plan shall be submitted to the stockholders of the Corporation for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the stockholders and if the stockholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code Section 162(m). Any such Awards shall be contingent upon the stockholders having approved the Plan. If the Plan is approved by the stockholders, no further awards will be granted under the Marcam Corporation 1994 Stock Plan.

                                   ARTICLE 3
                                  DEFINITIONS

     3.1  DEFINITIONS.  When a word or phrase appears in this Plan with the
          -----------
initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (c) "Board" means the Board of Directors of the Corporation.

          (d) "Change in Control" means and includes each of the following:

               (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition; or

               (2) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the

          Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (4) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Committee" means the committee of the Board described in Article
     4.

          (g) "Corporation" means MAPICS, Inc.

          (h) "Covered Employee" means a covered employee as defined in Code
     Section 162(m)(3).

          (i) "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Corporation, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

          (j) "Dividend Equivalent" means a right granted to a Participant under
     Article 11.

          (k) "Effective Date" has the meaning assigned such term in Section
     2.1.

          (l) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

          (m) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (n) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

          (o) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          (p) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

          (q) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Corporation. For Incentive Stock Options, the term shall have the same meaning as set forth in Code Section 424(e).

          (r) "Participant" means a person who, as an employee, officer, consultant or director of the Corporation or any Subsidiary, has been granted an Award under the Plan.

          (s) "Performance Unit" means a right granted to a Participant under
     Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          (t) "Plan" means the MAPICS, Inc. 1998 Long-Term Incentive Plan, as amended from time to time.

          (u) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

          (v) "Retirement" means a Participant's voluntary termination of employment with the Corporation, Parent or Subsidiary after attaining age 55.

          (w) "Stock" means the $.01 par value common stock of the Corporation and such other securities of the Corporation as may be substituted for Stock pursuant to Article 14.

          (x) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

          (y) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation. For Incentive Stock Options, the term shall have the meaning set forth in Code Section 424(f).

          (z) "1933 Act" means the Securities Act of 1933, as amended from time to time.

          (z) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                   ARTICLE 4
                                 ADMINISTRATION

     4.1  COMMITTEE.  The Plan shall be administered by the Compensation
          ---------
Committee of the Board or, at the discretion of the Board from time to time, by the Board. The Committee shall consist of two or more members of the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

     4.2  ACTION BY THE COMMITTEE.  For purposes of administering the Plan, the
          -----------------------
following rules of procedure shall govern the Committee.  A majority of the

Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Parent or Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

     4.3  AUTHORITY OF COMMITTEE.  The Committee has the exclusive power,
          ----------------------
authority and discretion to:

          (a)  Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

          (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (h) Decide all other matters that must be determined in connection with an Award;

          (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

          (k) Amend the Plan or any Award Agreement as provided herein.

     4.4. DECISIONS BINDING.  The Committee's interpretation of the Plan, any
          -----------------
Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

     5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 14.1,
          ----------------
the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Unit Award) shall be 2,000,000, of which not more than 20% may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

     5.2. LAPSED AWARDS.  To the extent that an Award is canceled, terminates,
          -------------
expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

     5.3. STOCK DISTRIBUTED.  Any Stock distributed pursuant to an Award may
          -----------------
consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4. LIMITATION ON AWARDS.  Notwithstanding any provision in the Plan to
          --------------------
the contrary, the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Covered Employee shall be 300,000. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by a Covered Employee (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $2,000,000.

                                   ARTICLE 6
                                  ELIGIBILITY

     6.1. GENERAL.  Awards may be granted only to individuals who are employees,
          -------
officers, consultants or directors of the Corporation or a Parent or Subsidiary.

                                   ARTICLE 7
                                 STOCK OPTIONS

     7.1. GENERAL.  The Committee is authorized to grant Options to Participants
          -------
on the following terms and conditions:

          (a) EXERCISE PRICE.  The exercise price per share of Stock under an
              --------------
     Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of the grant.

          (b) TIME AND CONDITIONS OF EXERCISE.  The Committee shall determine
              -------------------------------
     the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable at an earlier date.

          (c) PAYMENT.  The Committee shall determine the methods by which the
              -------
     exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided that if shares of Stock surrendered in payment of the exercise price were themselves acquired otherwise than on the open market, such shares shall have been held by the Participant for at least six months.

          (d) EVIDENCE OF GRANT.  All Options shall be evidenced by a written
              -----------------
     Award Agreement between the Corporation and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

          (e) ADDITIONAL OPTIONS UPON EXERCISE.  The Committee may, in its sole
              --------------------------------
     discretion, provide in an Award Agreement, or in an amendment thereto, for the automatic grant of a new Option to any Participant who delivers shares of Stock as full or partial payment of the exercise price of the original Option. Any new Option granted in such a case (i) shall be for the same number of shares of Stock as the Participant delivered in exercising the original Option, (ii) shall have an exercise price of 100% of the Fair Market Value of the surrendered shares of Stock on the date of exercise of the original Option (the grant date for the new Option), and (iii) shall have a term equal to the unexpired term of the original Option.

     7.2. INCENTIVE STOCK OPTIONS.  The terms of any Incentive Stock Options
          -----------------------
granted under the Plan must comply with the following additional rules:

          (a) EXERCISE PRICE.  The exercise price per share of Stock shall be
              --------------
     set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

          (b) EXERCISE.  In no event may any Incentive Stock Option be
              --------
     exercisable for more than ten years from the date of its grant.

          (c) LAPSE OF OPTION.  An Incentive Stock Option shall lapse under the
              ---------------
     earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if Option is exercised after the dates specified in paragraphs (3), (4) and (5) below, it will automatically become a Non-Qualified Stock Option:

               (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

               (2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

               (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Company for cause or by the Participant without the consent of the Company, the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

               (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall continue to vest, and shall lapse at the time it would otherwise lapse, in accordance with the terms of the Plan or the applicable Award Agreement; provided, however, the to the extent that an Incentive Stock Option is not exercised prior to the expiration of one year after the Participant's termination of employment, such Option shall be deemed to be a Non-Qualified Stock Option.

               (5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall vest immediately pursuant to Section 13.8 of the Plan and shall lapse at the time it would otherwise lapse in accordance with the terms of the Plan or the applicable Award Agreement. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 13.6.

          Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 13, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

          (d) INDIVIDUAL DOLLAR LIMITATION.  The aggregate Fair Market Value
              ----------------------------
     (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

          (e) TEN PERCENT OWNERS.  No Incentive Stock Option shall be granted to
              ------------------
     any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

          (f) EXPIRATION OF INCENTIVE STOCK OPTIONS.  No Award of an Incentive
              -------------------------------------
     Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

          (g) RIGHT TO EXERCISE.  During a Participant's lifetime, an Incentive
              -----------------
     Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

          (h) DIRECTORS.  The Committee may not grant an Incentive Stock Option
              ---------
     to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Corporation or Parent or Subsidiary but only in that individual's position as an employee and not as a director.

                                   ARTICLE 8
                           STOCK APPRECIATION RIGHTS

     8.1. GRANT OF SARs.  The Committee is authorized to grant SARs to
          -------------
Participants on the following terms and conditions:

          (a) RIGHT TO PAYMENT.  Upon the exercise of a Stock Appreciation
              ----------------
     Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

              (1) The Fair Market Value of one share of Stock on the date of exercise; over

              (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant.

          (b) OTHER TERMS.  All awards of Stock Appreciation Rights shall be
              -----------
     evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                   ARTICLE 9
                               PERFORMANCE UNITS

     9.1. GRANT OF PERFORMANCE UNITS.  The Committee is authorized to grant
          --------------------------
Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Units granted to each Participant. All Awards of Performance Units shall be evidenced by an Award Agreement.

     9.2. RIGHT TO PAYMENT.  A grant of Performance Units gives the Participant
          ----------------
rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the Participant.

     9.3. OTHER TERMS.  Performance Units may be payable in cash, Stock, or
          -----------
other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                   ARTICLE 10
                            RESTRICTED STOCK AWARDS

     10.1.  GRANT OF RESTRICTED STOCK.  The Committee is authorized to make
            -------------------------
Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2.  ISSUANCE AND RESTRICTIONS.  Restricted Stock shall be subject to
            -------------------------
such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Notwithstanding the foregoing, if at any time the aggregate number of shares of Stock granted as Restricted Stock Awards under the Plan exceeds 10% percent of the total Stock authorized to be granted under the Plan, any Awards of Restricted Stock over such 10% threshold shall be subject to the following minimum vesting provisions: (a) one year from the date of grant if vesting is based on the grantee meeting performance criteria, or (b) three years from the date of grant if vesting is not related to performance.

     10.3.  FORFEITURE.  Except as otherwise determined by the Committee at the
            ----------
time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4.  CERTIFICATES FOR RESTRICTED STOCK.  Restricted Stock granted under
            ---------------------------------
the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                        ARTICLE 11  DIVIDEND EQUIVALENTS

     11.1 GRANT OF DIVIDEND EQUIVALENTS.  The Committee is authorized to grant
          -----------------------------
Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                                   ARTICLE 12
                            OTHER STOCK-BASED AWARDS

     12.1.  GRANT OF OTHER STOCK-BASED AWARDS.  The Committee is authorized,
            ---------------------------------
subject to limitations under applicable law, to grant to Participants such other

Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                   ARTICLE 13
                        PROVISIONS APPLICABLE TO AWARDS

     13.1.  STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS.  Awards granted under
            ------------------------------------------
the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     13.2.  EXCHANGE PROVISIONS.  The Committee may at any time offer to
            -------------------
exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     13.3.  TERM OF AWARD.  The term of each Award shall be for the period as
            -------------
determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

     13.4.  FORM OF PAYMENT FOR AWARDS.  Subject to the terms of the Plan and
            --------------------------
any applicable law or Award Agreement, payments or transfers to be made by the Corporation or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     13.5.  LIMITS ON TRANSFER.  No right or interest of a Participant in any
            ------------------
unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Corporation or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation,
(ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards.

     13.6  BENEFICIARIES.  Notwithstanding Section 13.5, a Participant may, in
           -------------
the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     13.7. STOCK CERTIFICATES.  All Stock certificates delivered under the Plan
           ------------------
are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

     13.8  ACCELERATION UPON DEATH.  Notwithstanding any other provision in the
           -----------------------
Plan or any Participant's Award Agreement to the contrary, upon the Participant's death during his employment or service as a consultant or director, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.9. ACCELERATION UPON A CHANGE IN CONTROL.  Except as otherwise provided
           -------------------------------------
in the Award Agreement, upon the occurrence of a Change in Control, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.10.  ACCELERATION UPON CERTAIN EVENTS NOT CONSTITUTING A CHANGE IN
             -------------------------------------------------------------
CONTROL.  In the event of the occurrence of any circumstance, transaction or
-------
event not constituting a Change in Control (as defined in Section 3.1) but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to be fully exercisable, and/or all restrictions on all outstanding Awards to have lapsed, in each case, as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.11.  ACCELERATION FOR ANY OTHER REASON.  Regardless of whether an event
             ---------------------------------
has occurred as described in Section 13.9 or 13.10 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.11.

     13.12   EFFECT OF ACCELERATION.  If an Award is accelerated under Section
             ----------------------
13.9 or 13.10, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

     13.13.  PERFORMANCE GOALS.  The Committee may determine that any Award
             -----------------
granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Corporation or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Corporation's, Parent's or Subsidiary's stock price, (c) the achievement by an individual or a business unit of the Corporation, Parent or Subsidiary of a specified target, or target growth in, revenues, net income or earnings per share, (d) the achievement of objectively determinable goals with respect to product delivery, product quality, customer satisfaction, meeting budgets and/or retention of employees or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder) and the Committee may for any reason reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     13.14. TERMINATION OF EMPLOYMENT.  Whether military, government or other
            -------------------------
service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Corporation to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Corporation, or transfers from one Parent or Subsidiary to another Parent or Subsidiary.

                                   ARTICLE 14
                          CHANGES IN CAPITAL STRUCTURE

     14.1.  GENERAL.  In the event a stock dividend is declared upon the Stock,
            -------
the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Corporation or of another corporation, whether through reorganization, recapitalization, reclassification, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

                                   ARTICLE 15
                    AMENDMENT, MODIFICATION AND TERMINATION

     15.1.  AMENDMENT, MODIFICATION AND TERMINATION.  The Board or the Committee
            ---------------------------------------
may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

     15.2   AWARDS PREVIOUSLY GRANTED.  At any time and from time to time, the
            -------------------------
Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination; and provided further that, except as otherwise permitted in the Plan, the exercise price of any Option may not be reduced and the original term of any Option may not be extended. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 16
                               GENERAL PROVISIONS

     16.1.  NO RIGHTS TO AWARDS.  No Participant or employee, officer,
            -------------------
consultant or director shall have any claim to be granted any Award under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants and employees, officers, consultants or directors uniformly.

     16.2.  NO STOCKHOLDER RIGHTS.  No Award gives the Participant any of the
            ---------------------
rights of a stockholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with such Award.

     16.3.  WITHHOLDING.  The Corporation or any Parent or Subsidiary shall have
            -----------
the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan.
With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     16.4.  NO RIGHT TO EMPLOYMENT OR OTHER STATUS.  Nothing in the Plan or any
            --------------------------------------
Award Agreement shall interfere with or limit in any way the right of the Corporation or any Parent or Subsidiary to terminate any Participant's employment or status as a consultant or director at any time, nor confer upon any Participant any right to continue as an employee, officer, consultant or director of the Corporation or any Parent or Subsidiary.

     l6.5.  UNFUNDED STATUS OF AWARDS.  The Plan is intended to be an "unfunded"
            -------------------------
plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Parent or Subsidiary.

     16.6.  RELATIONSHIP TO OTHER BENEFITS.  No payment under the Plan shall be
            ------------------------------
taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Corporation or any Parent or Subsidiary unless provided otherwise in such other plan.

     16.7.  EXPENSES.  The expenses of administering the Plan shall be borne by
            --------
the Corporation and its Parents or Subsidiaries.

     16.8.  TITLES AND HEADINGS.  The titles and headings of the Sections in the
            -------------------
Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     16.9.  GENDER AND NUMBER.  Except where otherwise indicated by the context,
            -----------------
any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     16.10.  FRACTIONAL SHARES.  No fractional shares of Stock shall be issued
             -----------------
and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     16.11.  GOVERNMENT AND OTHER REGULATIONS.  The obligation of the
             --------------------------------
Corporation to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock paid under the Plan. The shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     16.12.  GOVERNING LAW.  To the extent not governed by federal law, the Plan
             --------------
and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Georgia.

     16.13  ADDITIONAL PROVISIONS.  Each Award Agreement may contain such other
            ---------------------
terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.